Offerings - Offering: 1	Apr. 08, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Common Stock
Amount Registered | shares	30,000,000
Proposed Maximum Offering Price per Unit	0.33333334
Maximum Aggregate Offering Price	$ 10,000,000.20
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,381.00
Offering Note	Estimated solely for the purpose of calculating the registration fee under Rule 457(o) of the Securities Act of 1933, as amended